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Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350
(As Adopted Pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002)

        I, Thomas J. Cowee, Chief Financial Officer of IESI Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

        1.     The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2003

/s/ THOMAS J. COWEE Thomas J. Cowee Chief Financial Officer

        The foregoing certification is being furnished (and not filed) solely pursuant to 18 U.S.C. Section 1350.

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  Exhibit 32.2